SCHEDULE 1

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of Preferred Shares, and an unlimited number of Exchangeable Shares, such Common Shares, Preferred Shares, and Exchangeable Shares having attached thereto the following rights, privileges, restrictions and conditions:

Common Shares

The rights of the holders of the Common Shares are equal in all respects and include the following:

(a)	to vote at all meetings of the shareholders of the Corporation, except meetings at which only holders of a specified class are entitled to vote;

(b)
subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the Corporation, to receive any dividend declared by the Corporation on the Common Shares; and

(c)
subject to the rights of the holders of the Exchangeable Shares, any series of Preferred Shares, and any other class of shares ranking senior to the Common Shares, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, or any other distribution of its assets among its shareholders for the purpose of winding-up its affairs (the “Distribution”), holders of Common Shares shall be entitled to receive equally, share for share, in any such Distribution.

Preferred Shares

(a)
The Preferred Shares may be issued from time to time in one or more series with such rights, restrictions, privileges, conditions and designations attached thereto as shall be fixed from time to time before issuance by any resolution or resolutions providing for the issue of the shares of any series which may be passed by the board of directors of the Corporation and confirmed and declared by Articles of Amendment. Reference to one class or series of shares ranking on a parity with another class or series of shares shall mean ranking on a parity with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, to the extent of their respective rights in that connection.

(b)
The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series; provided, however, that when in the case of any of such shares any cumulative dividends or amounts payable on a return of capital are not paid in full in accordance with their respective terms, the Preferred Shares of all series shall participate rateably in respect of such dividends (including all unpaid accumulated dividends which for such purpose shall be calculated as if the same were accruing up to the date of payment) in accordance with the sums which would be payable on said shares if all such dividends were declared and paid in full in accordance with their respective terms, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full in accordance with their respective terms, and provided further that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the said shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends as aforesaid.

(c)
The Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the Preferred Shares with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, to the extent fixed in the case of each respective series, and may also be given such other preferences over the Common Shares of the Corporation and any other shares of the Corporation ranking junior to the said Preferred Shares as may be fixed in the case of each such series.

Exchangeable Shares

The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

ARTICLE 1

INTERPRETATION

1.1	For the purposes of these share provisions:

"ABCA" means the Business Corporations Act (Alberta), as amended from time to time prior to the Effective Date;

"Acquirer" means CanWest Petroleum Corporation, a corporation incorporated under the laws of Colorado;

"Acquirer Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto or similar transactions involving Acquirer, or any proposal to carry out the same;

"Acquirer Dividend Declaration Date" means the date on which the board of directors of Acquirer declares any dividend on the Acquirer Shares;

"Acquirer Shares" means the shares in the common stock of Acquirer and any other securities into which such shares may be changed, exchanged or converted;

"Affiliate" has the meaning ascribed thereto in the Securities Act, unless otherwise expressly stated herein;

"Board of Directors" means the board of directors of the Corporation;

"Business Day" means any day on which commercial banks are generally open for business in Vancouver, British Columbia and Calgary, Alberta, other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia or in Calgary, Alberta;

"Callco" means 1259882 Alberta Ltd., a corporation existing under the laws of the Province of Alberta and an indirect wholly-owned subsidiary of Acquirer or any other direct or indirect wholly-owned subsidiary designated by Acquirer from time to time in replacement thereof;

"Callco Call Notice" has the meaning ascribed thereto in Section 6.3 of these share provisions;

"Canadian Dollar Equivalent" means in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount") at any date the product obtained by multiplying:

(a)	the Foreign Currency Amount, by

(b)
the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

"Change of Law" means any amendment to the ITA and other applicable provincial income tax laws that permits holders of Exchangeable Shares who are resident in Canada, hold the Exchangeable Shares as capital property and deal at arm's length with Acquirer and the Corporation (all for the purposes of the ITA and other applicable provincial income tax laws) to exchange their Exchangeable Shares for Acquirer Shares on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the ITA or applicable provincial income tax laws;

"Change of Law Call Date" has the meaning provided in Section 10.2 of these share provisions;

"Change of Law Call Purchase Price" has the meaning provided in Section 10.1 of these share provisions;

"Change of Law Call Right" has the meaning provided in Section 10.1 of these share provisions;

"Current Market Price" means, in respect of an Acquirer Share on any date, the Canadian Dollar Equivalent of the average of the closing bid and asked prices of Acquirer Shares during a period of 20 consecutive trading days ending not more than three trading days before such date on the American Stock Exchange, or, if the Acquirer Shares are not then listed on the American Stock Exchange, on such other stock exchange or automated quotation system on which the Acquirer Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Acquirer Shares during such period does not create a market which reflects the fair market value of an Acquirer Share, then the Current Market Price of an Acquirer Share shall be determined by the Board of Directors, in good faith and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

"Effective Date" means the effective date of the Reorganization, being the date shown on the certificate of amendment to be issued under the ABCA giving effect to the Reorganization;

"Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of, redemption of or distribution of assets of the Corporation in respect of, or purchase pursuant to, these share provisions, the Support Agreement or the Voting and Exchange Trust Agreement:

(a)	the Current Market Price of one Acquirer Share deliverable in connection with such action; plus

(b)
a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; plus

(c)	such stock or other property constituting any declared and unpaid non-cash dividends deliverable in connection with such action,

provided that (i) the part of the consideration which represents (a) above shall be fully paid and satisfied by the delivery of one Acquirer Share, such share to be duly issued, fully paid and non-assessable, (ii) the part of the consideration which represents (c) above shall be fully paid and satisfied by delivery of such non-cash items, (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest and (iv) any such consideration shall be paid less any tax required to be deducted and withheld therefrom and without interest;

"Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

(a)	the Current Market Price of one Acquirer Share; plus

(b)	an additional amount equal to the full amount of all cash dividends declared, payable and unpaid, on such Exchangeable Share; plus

(c)	an additional amount representing the full amount of all non-cash dividends declared, payable and unpaid, on such Exchangeable Share; plus

(d)	an additional amount equal to the full amount of all dividends declared and payable or paid on Acquirer Shares which have not been declared or paid on Exchangeable Shares in accordance herewith;

"Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the Acquirer Shares;

"Governmental Entity" means any (a) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) subdivision, agent, commission, board, or authority of any of the foregoing, or (c) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

"Holder" means, when used with reference to the Exchangeable Shares, the holders of Exchangeable Shares shown from time to time in the register maintained by or on behalf of the Corporation in respect of the Exchangeable Shares;

"ITA" means the Income Tax Act (Canada), as amended from time to time;

"Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions;

"Liquidation Call Right" has the meaning ascribed thereto in Section 8.1 of these share provisions;

"Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions;

"Person" includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

"Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions;

"Redemption Call Purchase Price" has the meaning ascribed thereto in Section 9.1(a) of these share provisions;

"Redemption Call Right" has the meaning ascribed thereto in Section 9.1(a) of these share provisions;

"Redemption Date" means the date, if any, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be no earlier than the seventh anniversary of the Effective Date, unless:

(a)
the number of Exchangeable Shares outstanding (other than Exchangeable Shares held by Acquirer and its Affiliates) is less than one-third of the number Exchangeable Shares outstanding at the time of filing of the articles of amendment creating these share provisions;

(b)
an Acquirer Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such an Acquirer Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such Acquirer Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the Effective Date as it may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares and the Trustee as the Board of Directors may determine to be reasonably practicable in such circumstances; or

(c)
an Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, to approve or disapprove, as applicable, the Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (a), (b) or (c) above to any of such holders of Exchangeable Shares shall not affect the validity of any such redemption;

"Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions;

"Reorganization" means the Reorganization contemplated by the Reorganization Agreement, including the filing of the articles amendment creating these share provisions;

"Reorganization Agreement" means the Reorganization Agreement by and between Acquirer and the Corporation dated as of June 9, 2006, as amended and restated from time to time, providing for, among other things, the Reorganization resulting in the first issuance of Exchangeable Shares;

"Retracted Shares" has the meaning ascribed thereto in Section 6.1(a) of these share provisions;

"Retraction Call Right" has the meaning ascribed thereto in Section 6.1(c) of these share provisions;

"Retraction Date" has the meaning ascribed thereto in Section 6.1(b) of these share provisions;

"Retraction Price" has the meaning ascribed thereto in Section 6.1 of these share provisions;

"Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions;

"Securities Act" means the Securities Act (Alberta) and the rules, regulations and policies made thereunder, as now in effect and as they may be amended from time to time prior to the Effective Date;

"Subdivision" has the meaning ascribed thereto in Section 3.2 of these share provisions;

"Support Agreement" means the agreement made between Acquirer, Callco and the Corporation substantially in the form and content of Schedule F annexed to the Reorganization Agreement, with such changes thereto as the parties to the Reorganization Agreement, acting reasonably, may agree;

"Transfer Agent" means Computershare Trust Company of Canada or such other Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares;

"Trustee" means Computershare Trust Company of Canada or such other trustee as is chosen by Acquirer and the Corporation, acting reasonably, to act as trustee under the Voting and Exchange Trust Agreement, being a corporation organized and existing under the laws of Canada, and any successor trustee appointed under the Voting and Exchange Trust Agreement; and

"Voting and Exchange Trust Agreement" means the agreement made among Acquirer, the Corporation and the Trustee substantially in the form and content of Schedule E annexed to the Reorganization Agreement with such changes thereto as the parties to the Reorganization Agreement, acting reasonably, may agree.

ARTICLE 2

RANKING OF EXCHANGEABLE SHARES

2.1
The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation, among its shareholders for the purpose of winding-up its affairs.

ARTICLE 3

DIVIDENDS

3.1
A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Acquirer Dividend Declaration Date, declare a dividend on each Exchangeable Share:

(a)
in the case of a cash dividend declared on the Acquirer Shares, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the Acquirer Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each Acquirer Share;

(b)
in the case of a stock dividend declared on the Acquirer Shares, to be paid in Acquirer Shares, subject to Section 3.2, by the issue or transfer by the Corporation of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Acquirer Shares to be paid on each Acquirer Share; and

(c)
in the case of a dividend declared on the Acquirer Shares in property other than cash or Acquirer Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6) the type and amount of property declared as a dividend on each Acquirer Share.

Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2
In the case of a stock dividend declared on the Acquirer Shares to be paid in Acquirer Shares, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in good faith and in its discretion and subject to applicable law and to obtaining all required regulatory approvals, subdivide, redivide or change (the "Subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares equal to the sum of (i) one Acquirer Share and (ii) the number of Acquirer Shares to be paid as a share dividend on each Acquirer Share. In making such Subdivision, the Board of Directors shall consider the effect thereof upon the then outstanding Exchangeable Shares and the general taxation consequences of the Subdivision to the holders of the Exchangeable Shares. In such instance, and notwithstanding any other provision hereof, such Subdivision shall become effective on the effective date specified in Section 3.4 without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, subject to applicable law, no approval of the Holders to an amendment to the articles of the Corporation shall be required to give effect to such Subdivision.

3.3
Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by Section 3.1(a) and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Subject to applicable law, certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) or any Subdivision contemplated by Section 3.2 and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was first payable.

3.4
The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Acquirer Shares. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any Subdivision of the Exchangeable Shares under Section 3.2 and the effective date of such Subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Acquirer Shares.

3.5
If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on the earliest subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6
The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and 3.2 and Article 14, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

(a)	in the case of any stock dividend or other distribution payable in Acquirer Shares, the number of such shares issued in proportion to the number of Acquirer Shares previously outstanding;

(b)
in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Acquirer Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquirer Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price, the volatility of the Acquirer Shares and the term of any such instrument;

(c)
in the case of the issuance or distribution of any other form of property (including any shares or securities of Acquirer of any class other than Acquirer Shares, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of Acquirer or any assets of Acquirer) the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Acquirer Share and the Current Market Price; and

(d)
in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Acquirer Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

3.7	Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

ARTICLE 4

CERTAIN RESTRICTIONS

4.1
So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 13.2 of these share provisions:

(a)
pay any dividends on the Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b)
redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation;

(c)
redeem or purchase or make any capital distribution in respect of any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation; or

(d)
issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares;

provided that the restrictions in Sections 4.1(a), (b), (c) and (d) shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared and paid to date on the Acquirer Shares shall have been declared and paid on the Exchangeable Shares.

ARTICLE 5

DISTRIBUTION ON LIQUIDATION

5.1
In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law and to the exercise by Callco of the Liquidation Call Right, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution, winding-up or distribution of assets, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount").

5.2
On or promptly after the Liquidation Date, and subject to the exercise by Callco of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each Holder, at the address of the Holder recorded in the register of the Corporation for the Exchangeable Shares or by holding for pick-up by the Holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of Holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount to which such holders are entitled shall have been paid to such holders in the manner hereinbefore provided. The Corporation shall have the right at any time on or before the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares, after such deposit, shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Acquirer Shares delivered to them or the custodian on their behalf.

5.3
After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

ARTICLE 6

RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1
A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Callco of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"), which shall be satisfied in full by the Corporation causing to be delivered to such holder the Exchangeable Share Consideration representing the Retraction Price. To effect such redemption, the Holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the certificate or certificates representing the Exchangeable Shares which the Holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and bylaws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Appendix A hereto or in such other form as may be acceptable to the Corporation:

(a)
specifying that the Holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(b)
stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the Holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is received by the Corporation; and

(c)
acknowledging the overriding right (the "Retraction Call Right") of Callco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2
Subject to the exercise by Callco of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 of a certificate or certificates representing the number of Retracted Shares, together with a Retraction Request and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require, and provided that the Retraction Request is not revoked by the Holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such Holder the total Retraction Price with respect to such shares in accordance with Section 6.4. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Callco pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3
Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Callco thereof and shall provide to Callco a copy of the Retraction Request. In order to exercise the Retraction Call Right, Callco must notify the Corporation of its determination to do so (the "Callco Call Notice") within three Business Days of receipt by the Corporation of the Retraction Request. If Callco does not so notify the Corporation within such three Business Day period, the Corporation will notify the Holder as soon as possible thereafter that Callco will not exercise the Retraction Call Right. If Callco delivers the Callco Call Notice within such three Business Day period, and provided that the Retraction Request is not revoked by the Holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the Holder to sell all but not less than all the Retracted Shares to Callco in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Callco shall purchase from such holder and such holder shall sell to Callco on the Retraction Date all but not less than all the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price, which, as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of Callco, of the Exchangeable Share Consideration representing the total Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, Callco shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that Callco has complied with Section 6.4, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Callco does not deliver a Callco Call Notice within such three Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4
The Corporation or Callco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant Holder, at the address of the Holder recorded in the register of the Corporation for the Exchangeable Shares or at the address specified in the Holder's Retraction Request or, if specified in such Retraction Request, by holding for pick-up by the Holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to such holder of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such Exchangeable Share Consideration.

6.5
On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Callco shall thereafter be considered and deemed for all purposes to be the holder of Acquirer Shares delivered to it.

6.6
Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes, acting reasonably, that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Callco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Exchangeable Shares which the Board of Directors determines the Corporation is permitted to redeem as of the Retraction Date on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 and Callco does not exercise the Retraction Call Right, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to have instructed the Trustee to require Acquirer to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Acquirer to such holder of the Retraction Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

6.7
A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Callco shall be deemed to have been revoked.

ARTICLE 7

REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1
Subject to applicable law, and provided Callco has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per share equal to the Exchangeable Share Price applicable on the last Business Day prior to the Redemption Date (the "Redemption Price").

7.2
In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation shall, at least 45 days before the Redemption Date (other than a Redemption Date established in connection with an Acquirer Control Transaction or an Exchangeable Share Voting Event), send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by Callco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with an Acquirer Control Transaction, the written notice of redemption by the Corporation or the purchase by Callco under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors to be reasonably practicable in the circumstances. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3
On or after the Redemption Date and subject to the exercise by Callco of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in the notice described in Section 6.7 of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent and the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each Holder, at the address of the Holder recorded in the securities register of the Corporation or by holding for pick-up by the Holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of Acquirer Shares delivered to them or the custodian on their behalf.

ARTICLE 8 CALLCO LIQUIDATION CALL RIGHT

8.1
Callco shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, pursuant to Article 5, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquirer) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by Callco to each such holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with Section 5.1. In the event of the exercise of the Liquidation Call Right by Callco, each Holder shall be obligated to sell all the Exchangeable Shares held by such Holder to Callco on the Liquidation Date upon payment by Callco to such Holder of the Liquidation Call Purchase Price for each such Exchangeable Share, whereupon the Corporation shall have no obligation to pay any Liquidation Amount to the Holders of such shares so purchased by Callco.

8.2
To exercise the Liquidation Call Right, Callco must notify the Corporation and the Transfer Agent of Callco's intention to exercise such right at least 45 days before the Liquidation Date, in the case of a voluntary liquidation, dissolution or winding-up of the Corporation or any other voluntary distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, and at least five Business Days before the Liquidation Date, in the case of an involuntary liquidation, dissolution or winding-up of the Corporation or any other involuntary distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs. The Transfer Agent will notify the holders of Exchangeable Shares as to whether Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Liquidation Call Right, then on the Liquidation Date, Callco will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per Exchangeable Share equal to the Liquidation Call Purchase Price.

8.3
For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Callco shall deposit or cause to be deposited with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Liquidation Call Purchase Price payable by Callco, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such Holder and the Holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of Acquirer Shares to which such Holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the Holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Callco shall deliver to such Holder, the Exchangeable Share Consideration to which such holder is entitled. If Callco does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 hereof.

ARTICLE 9 CALLCO REDEMPTION CALL RIGHT

9.1	In addition to Callco's rights contained herein, including the Retraction Call Right, Callco shall have the following rights in respect of the Exchangeable Shares:

(a)
Callco shall have the overriding right (the "Redemption Call Right"), in the event of and notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquirer) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder upon payment by Callco to each such holder of the Exchangeable Share Price applicable on the last Business Day prior to the Redemption Date (the "Redemption Call Purchase Price") in accordance with 9.2(c). In the event of the exercise of the Redemption Call Right by Callco, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to Callco on the Redemption Date upon payment by Callco to such holder of the Redemption Call Purchase Price for each such Exchangeable Share, whereupon the Corporation shall have no obligation to redeem, or to pay the Redemption Price in respect of, such shares so purchased by Callco.

(b)
To exercise the Redemption Call Right, Callco must notify the Transfer Agent and the Corporation of Callco's intention to exercise such right at least 60 days before the Redemption Date, except in the case of a redemption occurring as a result of an Acquirer Control Transaction or an Exchangeable Share Voting Event, in which case Callco shall so notify the Transfer Agent and the Corporation as soon as practicable and, in any event, on or before the Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Redemption Call Right, then, on the Redemption Date, Callco will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

(c)
For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, Callco shall deposit or cause to be deposited with the Transfer Agent, on or before the Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Redemption Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Redemption Call Purchase Price payable by Callco, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of Acquirer Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Callco shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If Callco does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

ARTICLE 10 CHANGE OF LAW CALL RIGHT

10.1
Acquirer shall have the overriding right (the "Change of Law Call Right"), in the event of a Change of Law, to purchase (or to cause Callco to purchase) from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an affiliate of Acquirer) all but not less than all of the Exchangeable Shares held by each such holder upon payment by Acquirer or Callco, as the case may be, of an amount per share (the "Change of Law Call Purchase Price") equal to the Exchangeable Share Price applicable on the last Business Day prior to the Change of Law Call Date, in accordance with Section 10.3. In the event of the exercise of the Change of Law Call Right by Acquirer or Callco, as the case may be, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to Acquirer or Callco, as the case may be, on the Change of Law Call Date upon payment by Acquirer to such holder of the Change of Law Call Purchase Price for each such Exchangeable Share.

10.2
To exercise the Change of Law Call Right, Acquirer or Callco must notify the Transfer Agent of its intention to exercise such right at least 45 days before the date on which Acquirer or Callco intends to acquire the Exchangeable Shares (the "Change of Law Call Date"). If Acquirer or Callco exercises the Change of Law Call Right, then, on the Change of Law Call Date, Acquirer or Callco, as the case may be, will purchase and the holders of Exchangeable Shares will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Change of Law Call Purchase Price.

10.3
For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, Acquirer or Callco, as the case may be, shall deposit or cause to be deposited with the Transfer Agent, on or before the Change of Law Call Date, the Exchangeable Share Consideration representing the total Change of Law Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Change of Law Call Date the holders of the Exchangeable Shares shall cease to be holders of the Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof (including any rights under the Voting and Exchange Trust Agreement), other than the right to receive their proportionate part of the total Change of Law Purchase Price payable by Acquirer or Callco, as the case may be, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Change of Law Call Date be considered and deemed for all purposes to be the holder of Acquirer Shares to which such holder is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the ABCA and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Acquirer or Callco, as the case may be, shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled.

ARTICLE 11

PURCHASE FOR CANCELLATION

11.1
Subject to applicable law and the articles of the Corporation and notwithstanding Section 11.2, the Corporation may at any time and from time to time purchase for cancellation all or any part of the Exchangeable Shares by private agreement with any holder of Exchangeable Shares.

11.2
Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon for which the record date has occurred prior to the date of purchase. If in response to an invitation for tenders under the provisions of this Section 11.2, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

ARTICLE 12

VOTING RIGHTS

12.1
Except as required by applicable law and by Article 13, Section 14.1 and Section 15.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

ARTICLE 13

AMENDMENT AND APPROVAL

13.1
The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

13.2
Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66-2/3% of the votes cast on such resolution by holders (other than Acquirer and its Affiliates) represented in person or by proxy at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 25% of the outstanding Exchangeable Shares (other than Exchangeable Shares held by Acquirer and its Affiliates) at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 25% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chair of such meeting. At such adjourned meeting, the holders of Exchangeable Shares (other than Acquirer and its Affiliates) present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66-2/3% of the votes cast on such resolution by holders (other than Acquirer and its Affiliates) represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares. For purposes of this section, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast.

ARTICLE 14

RECIPROCAL CHANGES, ETC. IN RESPECT OF ACQUIRER SHARES

14.1
Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that Acquirer will not, without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 13.2 of these share provisions:

(a)
issue or distribute Acquirer Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquirer Shares) to the holders of all or substantially all of the then outstanding Acquirer Shares by way of stock dividend or other distribution, other than an issue of Acquirer Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquirer Shares) to holders of Acquirer Shares who (i) exercise an option to receive dividends in Acquirer Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquirer Shares) in lieu of receiving cash dividends, or (ii) pursuant to any dividend reinvestment plan or scrip dividend;

(b)
issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Acquirer Shares entitling them to subscribe for or to purchase Acquirer Shares (or securities exchangeable for or convertible into or carrying rights to acquire Acquirer Shares); or

(c)	issue or distribute to the holders of all or substantially all of the then outstanding Acquirer Shares:

(i)	shares or securities of Acquirer of any class other than Acquirer Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Acquirer Shares);

(ii)	rights, options or warrants other than those referred to in Section 14.1(b) above;

(iii)	evidences of indebtedness of Acquirer; or

(iv)	assets of Acquirer,

unless the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

14.2
Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that Acquirer will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 13.2:

(a)	subdivide, redivide or change the then outstanding Acquirer Shares into a greater number of Acquirer Shares;

(b)	reduce, combine, consolidate or change the then outstanding Acquirer Shares into a lesser number of Acquirer Shares; or

(c)	reclassify or otherwise change the Acquirer Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Acquirer Shares;

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares and such change is permitted under applicable law. The Support Agreement further provides, in part, that the provisions of the Support Agreement described in Section 14.1 and this Section 14.2 shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 13.2.

14.3	Notwithstanding the foregoing provisions of this Article 14, in the event of an Acquirer Control Transaction:

(a)
in which Acquirer merges or amalgamates with, or in which all or substantially all of the then outstanding Acquirer Shares are acquired by, one or more other corporations to which Acquirer is, immediately before such merger, amalgamation or acquisition, "related" within the meaning of the ITA  (otherwise than by virtue of a right referred to in paragraph 251(5)(b) thereof);

(b)	which does not result in an acceleration of the Redemption Date in accordance with paragraph (b) of that definition; and

(c)
in which all or substantially all of the then outstanding Acquirer Shares are converted into or exchanged for shares or rights to receive such shares (the "Other Shares") of another corporation (the "Other Corporation") that, immediately after such Acquirer Control Transaction, owns or controls, directly or indirectly, Acquirer;

then all references herein to "Acquirer" shall thereafter be and be deemed to be references to "Other Corporation" and all references herein to "Acquirer Shares" shall thereafter be and be deemed to be references to "Other Shares" (with appropriate adjustments, if any, as are required to result in a holder of Exchangeable Shares on the exchange, redemption or retraction of such shares pursuant to these share provisions or exchange of such shares pursuant to the Voting and Exchange Trust Agreement immediately subsequent to the Acquirer Control Transaction being entitled to receive that number of Other Shares equal to the number of Other Shares such holder of Exchangeable Shares would have received if the exchange, redemption or retraction of such shares pursuant to these share provisions, or exchange of such shares pursuant to the Voting and Exchange Trust Agreement had occurred immediately prior to the Acquirer Control Transaction and the Acquirer Control Transaction was completed) without any need to amend the terms and conditions of the Exchangeable Shares and without any further action required.

ARTICLE 15

ACTIONS BY THE COMPANY UNDER SUPPORT AGREEMENT AND VOTING EXCHANGE TRUST AGREEMENT

15.1
The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Acquirer, Callco and the Corporation with all provisions of the Support Agreement and the Voting and Exchange Trust Agreement applicable to Acquirer, Callco and the Corporation, respectively, in accordance with the terms thereof including taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

15.2
The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement or the Voting and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 13.2 other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

(a)	adding to the covenants of the other parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

(b)
making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(c)
making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

ARTICLE 16

LEGEND; CALL RIGHTS; WITHHOLDING RIGHTS

16.1
The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the Liquidation Call Right, the Retraction Call Right, the Redemption Call Right and the Change of Law Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder) and with respect to restrictions on resale under the United States Securities Act of 1933, as amended, until such time as the Corporation shall determine that such U.S. Securities Act legend shall no longer be necessary.

16.2
Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of Callco, and the Change of Law Call Right in favour of Acquirer and Callco and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, or the retraction or redemption of Exchangeable Shares, or a Change of Law (as defined for purposes of the Change of Law Call Right), as the case may be, and to be bound thereby in favour of Callco or Acquirer, as the case may be, as therein provided.

16.3
The Corporation, Callco, Acquirer and the Transfer Agent shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Exchangeable Shares such amounts as the Corporation, Callco, Acquirer or the Transfer Agent is required to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986 or any provision of provincial, state, territorial, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Corporation, Callco, Acquirer and the Transfer Agent are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to the Corporation, Callco, Acquirer or the Transfer Agent, as the case may be, to enable it to comply with such deduction or withholding requirement and the Corporation, Callco, Acquirer or the Transfer Agent shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.

ARTICLE 17

GENERAL

17.1
Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the Secretary of the Corporation. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

17.2
Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the Secretary of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

17.3
Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding intended to be taken by the Corporation pursuant thereto.

17.4
Subject to the requirements of National Instrument 54-101 and any successor instrument, policy statement or rule of the Canadian Securities Administrators or other applicable law, for greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of Persons who are not recorded as such in the securities register for the Exchangeable Shares.

17.5
If the Corporation determines that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice to the holders of Exchangeable Shares hereunder, the Corporation shall, notwithstanding the provisions hereof, give such notice by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in the Province of Québec, once in each of two successive weeks, and notice so published shall be deemed to have been given on the latest date on which the first publication has taken place. If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally to the Corporation in accordance with Section 17.1 or17.2, as the case may be.

APPENDIX A

RETRACTION REQUEST

[TO BE PRINTED ON EXCHANGEABLE SHARE CERTIFICATES]

To: Oilsands Quest Inc. ("OQI") and 1259882 Alberta Ltd. ("Callco")

This notice is given pursuant to Article 6 of the rights, privileges, restrictions and conditions (the "Share Provisions") attaching to the Exchangeable Shares of OQI represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

The undersigned hereby notifies OQI that, subject to the Retraction Call Right referred to below, the undersigned desires to have OQI redeem in accordance with Article 6 of the Share Provisions:

[ ]  all share(s) represented by this certificate; or

[ ]     _____________share(s) only represented by this certificate.

The undersigned hereby notifies OQI that the Retraction Date shall be ___________________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by OQI. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is received by OQI.

The undersigned acknowledges the overriding Retraction Call Right of Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to OQI at any time before the close of business on the Business Day immediately preceding the Retraction Date.

The undersigned acknowledges that if, as a result of solvency provisions of applicable law, OQI is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Acquirer to purchase the unredeemed Retracted Shares.

The undersigned hereby represents and warrants to Callco and OQI that the undersigned:

[ ]  is

(select one)

[ ]  is not

a resident in Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS A RESIDENT IN CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

The undersigned hereby represents and warrants to Callco and OQI that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by Callco or OQI, as the case may be, free and clear of all liens, claims and encumbrances.

(D(Date)	(Signature of Shareholder)	(Guarantee of Signature)

[ ]
 Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE:
This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of OQI and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

Date:

Name of Person in Whose Name Securities or Cheque(s) Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE: If this Retraction Request is for less than all of the shares represented by this certificate, a certificate representing the remaining share(s) of OQI represented by this certificate will be issued and registered in the name of the shareholder as it appears on the register of OQI, unless the Share Transfer Power on the share certificate is duly completed in respect of such share(s)